UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2004

PLUMTREE SOFTWARE, INC.

(Exact Name of Registrant as specified in charter)

Commission File Number 0-00000

Delaware	94-3249110
(State or other jurisdiction of incorporation)	I.R.S. Employer Identification Number

500 Sansome Street
San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 263-8900

Item 5. Other Events and Regulation FD Disclosure

     On March 16, 2004, Plumtree Software, Inc. (the “Company”) announced that it had appointed Paul Ciandrini as the Company’s Chief Operating Officer. Attached hereto and incorporated by reference herein as Exhibit 99.1 is the press release dated March 16, 2004 announcing Mr. Ciandrini’s appointment.

Item 7. Financial Statements and Exhibits

Exhibit
Number
99.1	Press release dated March 16, 2004 announcing the appointment of Mr. Ciandrini as the Company’s Chief Operating Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUMTREE SOFTWARE, INC.

Dated: March 16, 2004	By:	/s/ John Kunze

Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number
99.1	Press release dated March 16, 2004 announcing the appointment of Mr. Ciandrini as the Company’s Chief Operating Officer